                         NORTHSTAR REALTY FINANCE CORP.
                       2004 LONG-TERM INCENTIVE BONUS PLAN

                               AWARD NOTIFICATION

Name of Participant:               ____________________

Grant Date:                        _______________, 2004

Performance Period A:              The four consecutive calendar quarters
                                   beginning with the calendar quarter that
                                   begins on October 1, 2005.

Performance Period B:              The four consecutive calendar quarters
                                   beginning with the calendar quarter that
                                   begins on October 1, 2006.

Performance Period C:              The eight consecutive calendar quarters
                                   beginning with the calendar quarter that
                                   begins on October 1, 2005.

Performance Period D:              The period from the date of the closing of
                                   the Initial Public Offering until the later
                                   of the date of a Change in Control or
                                   September 30, 2007.

Target Incentive Bonus Award:      _____________ Shares plus a number of Shares
                                   equal to _____% of the Overallotment IPO
                                   Shares; provided that the Target Incentive
                                   Bonus Award may not exceed _________ Shares.

Form of Payment:                   Cash, Shares, LTIP Units, Other Share-Based
                                   Awards and/or such other form or forms of
                                   payment as determined by the Committee in its
                                   sole discretion at the end of the Performance
                                   Period; provided that the payment method
                                   shall not subject to any additional vesting
                                   requirements.

Performance Objective:             If, during Performance Period A, the annual
                                   Return on Paid in Capital equals or exceeds
                                   12.5%, then 50% of the Target Incentive Bonus
                                   Award will be payable following the end of
                                   Performance Period A. If, during Performance
                                   Period B, the annual Return on Paid in
                                   Capital equals or exceeds 12.5%, then 50% of
                                   the Target Incentive Bonus Award will be
                                   payable following the end of Performance
                                   Period B. If the performance objective for
                                   Performance Period A is not obtained, then
                                   if, during Performance Period C, the average
                                   annual Return on Paid in Capital equals or
                                   exceeds 12.5%, then, in addition to the
                                   payment of 50% of the Target Incentive Bonus
                                   Award with respect to Performance Period

                                   B, 50% of the Target Incentive Bonus Award
                                   will be payable following the end of
                                   Performance Period C; provided that under no
                                   circumstances shall more than 100% of the
                                   Target Incentive Bonus Award be payable
                                   hereunder with respect to the
                                   above-referenced Performance Periods. If a
                                   Change in Control occurs at any time on or
                                   after the date of the closing of the Initial
                                   Public Offering and prior to September 30,
                                   2007, then (i) 100% of the Target Incentive
                                   Bonus Award (less any amount of the Target
                                   Incentive Bonus Award previously paid or due
                                   for a Performance Period ending on or prior
                                   to the Change in Control) will be payable if
                                   the Internal Rate of Return for Performance
                                   Period D equals or exceeds 12.5% and (ii) the
                                   Participant will not be eligible to receive
                                   any portion of the Target Incentive Bonus
                                   Award with respect any Performance Period
                                   that did not end on or prior to the Change in
                                   Control. If a Change in Control does not
                                   occur on or before September 30, 2007, none
                                   of the Target Incentive Bonus Award will be
                                   paid with respect to Performance Period D.

         Pursuant to the Northstar Realty Finance Corp. 2004 Long-Term Incentive
Bonus Plan, as amended through the date hereof (the "Plan"), the Compensation
Committee (the "Committee") of the Board of Directors of Northstar Realty
Finance Corp. (the "Company") has selected you as a Participant in the Plan with respect to the Performance Periods specified above. Your Target Incentive Bonus
Award, Form of Payment, and Performance Objectives are specified above.

         Please note that your participation in the Plan is subject to the terms and conditions of the Plan. Pursuant to this Award Notification and Section 8.2 of the Plan, if the Performance Objectives specified above are obtained the
Committee may not reduce the amount paid in connection with the Target Incentive
Bonus Award specified above. A copy of the Plan is attached hereto and incorporated herein by this reference.

                             NORTHSTAR REALTY FINANCE CORP.

                             By:________________________________________________
                                Name:
                                Title: